Quarterly Holdings Report
for
Strategic Advisers Municipal Bond Fund
Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public
August 31, 2021
SAM-NPRT1-1021
1.9903616.100
Municipal Bond Funds - 97.1%
	Shares	Value ($)
High Yield Muni Funds - 11.4%
DWS Strategic High Yield Tax-Free Fund Class S	238,120	3,019,359
MainStay MacKay High Yield Municipal Bond Fund Class A	1,248,920	17,110,197
T. Rowe Price Tax-Free High Yield Fund	14,202,210	181,078,177
TOTAL HIGH YIELD MUNI FUNDS		201,207,733
Muni National Intermediate Funds - 3.7%
BlackRock National Municipal Fund Investor A Shares	5,667,023	65,000,753

Muni National Long Funds - 82.0%
Delaware Tax-Free U.S.A. Fund Class A	5,702,478	71,623,126
DWS Managed Municipal Bond Fund - Class S	2,972,758	28,003,384
Fidelity Advisor Municipal Income Fund - Class Z (a)	182	2,498
Fidelity SAI Municipal Income Fund (a)	8,704,442	95,400,689
Fidelity SAI Tax-Free Bond Fund (a)	28,978,225	319,050,253
Fidelity Tax-Free Bond Fund (a)	203	2,497
MainStay MacKay Tax Free Bond Fund Class A	14,965,317	160,727,507
MFS Municipal Income Fund Class A	20,679,531	191,492,455
T. Rowe Price Summit Municipal Income Fund Investor Class	18,701,164	235,447,658
T. Rowe Price Tax-Free Income Fund - I Class	237	2,497
Vanguard High-Yield Tax-Exempt Fund Admiral Shares	205	2,500
Vanguard Long-Term Tax-Exempt Fund Admiral Shares	10,357,033	127,080,794
Wells Fargo Municipal Bond Fund - Class Admin	8,495,668	92,093,038
Western Asset Managed Municipals Fund Class A	7,631,517	128,820,015
TOTAL MUNI NATIONAL LONG FUNDS		1,449,748,911
TOTAL MUNICIPAL BOND FUNDS (Cost $1,717,437,280)		1,715,957,397

Investment Companies - 2.8%
	Shares	Value ($)
Investment Companies - 2.8%
iShares S&P National Municipal Bond ETF (Cost $50,000,945)	426,866	50,011,621

Money Market Funds - 0.0%
	Shares	Value ($)
Fidelity Investments Money Market Government Portfolio Institutional Class 0.01% (a)(b)	2,500	2,500
Fidelity SAI Municipal Money Market Fund 0.01% (a)(b)	2,499	2,500
TOTAL MONEY MARKET FUNDS (Cost $5,000)		5,000

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $1,767,443,225)	1,765,974,018
NET OTHER ASSETS (LIABILITIES) - 0.0%	(120,481)
NET ASSETS - 100.0%	1,765,853,537

Security Type Abbreviations
ETF	-	Exchange-Traded Fund

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Municipal Income Fund - Class Z	-	2,502	-	-	-	(4)	2,498
Fidelity Investments Money Market Government Portfolio Institutional Class 0.01%	-	2,500	-	-	-	-	2,500
Fidelity SAI Municipal Income Fund	-	95,561,536	5,036	124,597	(5)	(155,806)	95,400,689
Fidelity SAI Municipal Money Market Fund 0.01%	-	2,500	-	-	-	-	2,500
Fidelity SAI Tax-Free Bond Fund	-	319,102,887	-	100,388	-	(52,634)	319,050,253
Fidelity Tax-Free Bond Fund	-	2,501	-	-	-	(4)	2,497
	-	414,674,426	5,036	224,985	(5)	(208,448)	414,460,937

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus.

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